Intangible Assets (Exelon, ComEd, PHI, Pepco, DPL, and ACE)	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets (Exelon, ComEd, PHI, Pepco, DPL, and ACE)	Intangible Assets
Goodwill (Exelon, ComEd, PHI, Pepco, DPL, and ACE)
The following table presents the gross amount, accumulated impairment loss, and carrying amount of goodwill at Exelon, ComEd, and PHI as of December 31, 2021 and 2020. There were no additions or impairments during the years ended December 31, 2021 and 2020.

	Gross Amount	Accumulated Impairment Loss	Carrying Amount
Exelon	$8,613	$1,983	$6,630
ComEd(a)	4,608	1,983	2,625
PHI(b)	4,005	—	4,005
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(a)Reflects goodwill recorded in 2000 from the PECO/Unicom merger (predecessor parent company of ComEd).
(b)Reflects goodwill recorded in 2016 from the PHI merger.
Goodwill is not amortized, but is subject to an assessment for impairment at least annually, or more frequently if events occur or circumstances change that would more likely than not reduce the fair value of ComEd's and PHI's reporting units below their carrying amounts. A reporting unit is an operating segment or one level below an operating segment (known as a component) and is the level at which goodwill is assessed for impairment. A component of an operating segment is a reporting unit if the component constitutes a business for which discrete financial information is available and its operating results are regularly reviewed by segment management. ComEd has a single operating segment. PHI's operating segments are Pepco, DPL, and ACE. See Note 5 — Segment Information for additional information. There is no level below these operating segments for which operating results are regularly reviewed by segment management. Therefore, the ComEd, Pepco, DPL, and ACE operating segments are also considered reporting units for goodwill impairment assessment purposes. Exelon's and ComEd's $2.6 billion of goodwill has been assigned entirely to the ComEd reporting unit, while Exelon's and PHI's $4.0 billion of goodwill has been assigned to the Pepco, DPL, and ACE reporting units in the amounts of $2.1 billion, $1.4 billion, and $0.5 billion, respectively.
Entities assessing goodwill for impairment have the option of first performing a qualitative assessment to determine whether a quantitative assessment is necessary. As part of the qualitative assessments, Exelon, ComEd, and PHI evaluate, among other things, management's best estimate of projected operating and capital cash flows for their businesses, outcomes of recent regulatory proceedings, changes in certain market conditions, including the discount rate and regulated utility peer EBITDA multiples, and the passing margin from their last quantitative assessments performed. If an entity bypasses the qualitative assessment, a quantitative, fair value-based assessment is performed, which compares the fair value of the reporting unit to its carrying amount, including goodwill. If the carrying amount of the reporting unit exceeds its fair value, the entity recognizes an impairment charge, which is limited to the amount of goodwill allocated to the reporting unit.
Application of the goodwill impairment assessment requires management judgment, including the identification of reporting units and determining the fair value of the reporting unit, which management estimates using a weighted combination of a discounted cash flow analysis and a market multiples analysis. Significant assumptions used in these fair value analyses include discount and growth rates, utility sector market performance and transactions, projected operating and capital cash flows for ComEd's, Pepco's, DPL's, and ACE's businesses, and the fair value of debt.
2021 and 2020 Goodwill Impairment Assessment. ComEd and PHI qualitatively determined that it was more likely than not that the fair values of their reporting units exceeded their carrying values and, therefore, did not perform quantitative assessments as of November 1, 2021 and 2020. The last quantitative assessments performed were as of November 1, 2016 for ComEd and November 1, 2018 for PHI.
While the annual assessments indicated no impairments, certain assumptions used to estimate reporting unit fair values are highly sensitive to changes. Adverse regulatory actions or changes in significant assumptions could potentially result in future impairments of Exelon's, ComEd's, and PHI’s goodwill, which could be material.
Other Intangible Assets and Liabilities (Exelon and PHI)
Exelon’s other intangible assets, included in Other current assets and Other deferred debits and other assets in the Consolidated Balance Sheets, consisted of the following as of December 31, 2021 and 2020. Exelon's and PHI's other intangible liabilities, included in current and noncurrent Unamortized energy contract liabilities in their Consolidated Balance Sheets, consisted of the following as of December 31, 2021 and 2020. The intangible assets and liabilities shown below are amortized on a straight-line basis, except for unamortized energy contracts which are amortized in relation to the expected realization of the underlying cash flows:

	December 31, 2021			December 31, 2020
	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
Exelon
Unamortized Energy Contracts	$(1,515)	$1,280	$(235)	$(1,515)	$1,188	$(327)
Software License	81	(53)	28	81	(44)	37
Exelon Total	$(1,434)	$1,227	$(207)	$(1,434)	$1,144	$(290)
PHI
Unamortized Energy Contracts	$(1,515)	$1,280	$(235)	$(1,515)	$1,188	$(327)
The following table summarizes the amortization expense related to intangible assets and liabilities for each of the years ended December 31, 2021, 2020, and 2019:

For the Years Ended December 31,	Exelon(a)	PHI(a)
2021	$(83)	$(92)
2020	(98)	(115)
2019	(102)	(119)
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(a)For PHI unamortized energy contracts, the amortization of the fair value adjustment amounts and the corresponding offsetting regulatory asset amounts are amortized through Purchased power and fuel expense in their Consolidated Statements of Operations and Comprehensive Income resulting in no effect to net income.
The following table summarizes the estimated future amortization expense related to intangible assets and liabilities as of December 31, 2021:

For the Years Ending December 31,	Exelon	PHI
2022	$(80)	$(89)
2023	(72)	(81)
2024	(29)	(38)
2025	(2)	(5)
2026	(5)	(5)